UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2026
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 11, 2026, Exagen Inc. (the “Company”) announced in a press release (the “Press Release”) certain select preliminary unaudited financial information and results of operations for the three months and year ended December 31, 2025, based on currently available information. A copy of the Press Release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s financial closing procedures with respect to the select preliminary unaudited financial information and results of operations provided in the Press Release are not yet complete. These procedures often result in changes to accounts. As a result, the Company’s final results may vary from the preliminary results and information presented in the Press Release. The Company undertakes no obligation to update or supplement the information and presented in the Press Release until it releases its financial statements for the three months and year ended December 31, 2025.
The select preliminary unaudited financial information and results of operations included in this Current Report on Form 8-K and in the Press Release have been prepared by, and are the responsibility of, the Company. BDO USA, P.C. (“BDO”) has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the select preliminary unaudited financial information and results of operations included in the Press Release and this Current Report on Form 8-K. Accordingly, BDO does not express an opinion or any other form of assurance with respect to this information. The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing or in this Current Report on Form 8-K.
Item 8.01    Other Events.
The following information contained in the Press Release is deemed “filed” for purposes of Section 18 of the Exchange Act and deemed incorporated by reference into this Item 8.01:
•The information included under the headings “Select Preliminary Unaudited 2025 Results,” “Cautionary Note Regarding Select Preliminary Unaudited Financial Results,” and “Forward Looking Statements.”
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: January 12, 2026	By:	/s/ Jeffrey G. Black
Jeffrey G. Black
Chief Financial Officer